EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of SEDONA Corporation on Form 10-Q for the quarter ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Anita M. Primo, Chief Financial Officer of SEDONA Corporation certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of SEDONA Corporation.

Dated: August 14, 2008	/s/ ANITA M. PRIMO
Anita M. Primo
Vice President and Chief Financial Officer (Principal Financial Officer)